OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund (the Fund)

Supplement to the Fund's Statement of Additional Information
 dated July 28, 2017

The Board of Trustees (Board) of the Fund has approved the appointment of ClearBridge Investments, LLC (ClearBridge) as a sub-advisor to Optimum Large Cap Growth Fund. It is currently anticipated that ClearBridge will replace Fred Alger Management, Inc. (Alger) as a sub-advisor to this Fund in early October 2017.

On or about Oct. 6, 2017, in connection with the appointment of ClearBridge as a sub-advisor to the Fund, the following will replace the first paragraph in the section of the Fund's Statement of Additional Information (SAI) entitled "Investment Manager and Other Service Providers – Sub-Advisor":
The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. ("T. Rowe Price"), Massachusetts Financial Services Company ("MFS"), Columbus Circle Investors ("CCI"), Peregrine Capital Management, LLC ("Peregrine"), EARNEST Partners, LLC ("EARNEST"), ClearBridge Investments, LLC ("ClearBridge"), Westwood Management Corp. ("Westwood"), LSV Asset Management ("LSV"), Acadian Asset Management LLC ("Acadian"), Pacific Investment Management Company LLC ("PIMCO"), and Rothschild Asset Management Inc. ("Rothschild") (referred to individually as a "Sub-advisor" and collectively as the "Sub-advisors") to:
(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
 (iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about Oct. 6, 2017, the following will replace the information in the section of the Fund's SAI entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Large Cap Growth Fund – Alger":

Optimum Large Cap Growth Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based-Fees	Total Assets in Accounts with Performance- Based Fees
ClearBridge*
Peter Bourbeau
Registered Investment Companies	8	$9.9 billion	0	$0
Other Pooled Investment Vehicles	4	$0.8 billion	0	$0
Other Accounts	49,088	$15.7 billion	0	$0
Margaret Vitrano
Registered Investment	8	$9.9 billion	0	$0

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Companies
Other Pooled Investment Vehicles	4	$0.8 billion	0	$0
Other Accounts	49,088	$15.7 billion	0	$0
*The information for ClearBridge's portfolio managers is as of Aug. 31, 2017.

In addition, on or about Oct. 6, 2017, the following will replace the information in the section of the Fund's SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest – Optimum Large Cap Growth Fund – Alger":

ClearBridge Investments, LLC

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund's portfolio managers.

ClearBridge and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and the individuals that each employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.  ClearBridge has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

In addition, on or about Oct. 6, 2017, the following will replace the information in the section of the Fund's SAI entitled, "Portfolio Managers – C. Compensation Structure – Optimum Large Cap Growth Fund – Alger":

ClearBridge Investments, LLC

Compensation

ClearBridge's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results.  The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm's values.  Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above.  ClearBridge's portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award.
•
ClearBridge's Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products.  For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm's new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds.  Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.
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ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund.  This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
•
Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock.  The award is paid out to employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•
Investment performance.  A portfolio manager's compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager.  Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund's Prospectus) and relative to applicable industry peer groups.  The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge's investment philosophy and the Investment Committee/CIO approach to generation of alpha;
•	Overall firm profitability and performance;
•	Amount and nature of assets managed by the portfolio manager;
•	Contributions for asset retention, gathering and client satisfaction;
•	Contribution to mentoring, coaching and/or supervising;
•	Contribution and communication of investment ideas in ClearBridge's Investment Committee meetings and on a day to day basis; and
•	Market compensation survey research by independent third parties.

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In addition, on or about Oct. 6, 2017, the following will replace the information in the section of the Fund's SAI entitled, "Appendix B – Proxy Voting Policies and Procedures – ALGER":

Proxy Voting Policy

CLEARBRIDGE INVESTMENTS, LLC.

Summary of Proxy Voting Guidelines

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue.  An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships or the personal or business relationships of other Legg Mason units' employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer.
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ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Please keep this supplement for future reference.

This Supplement is dated October 10, 2017.

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